UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):    February 21, 2007
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                              POSSIS MEDICAL, INC.
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             (Exact name of registrant as specified in its charter)


           Minnesota                 0-944                   41-0783184
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 (State or other jurisdiction     (Commission              (IRS Employer
       of incorporation)          File Number)           Identification No.)



9055 Evergreen Boulevard NW, Minneapolis, MN                55433-8003
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code   763-780-4555
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 9 - Financial Statements and Exhibits

     Item 9.01  Possis Medical, Inc., Reports Quarterly Financial Results


On February 21, 2007, the Company issued a press release reporting operating results for its fiscal year 2007 second quarter ending January 31, 2007. A copy of the press release is furnished as Exhibit 99.1 to this Report and is incorporated herein by reference.


[c]    Exhibits

99.1   Press Release, dated February 21, 2007, issued by Possis Medical, Inc.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Possis Medical, Inc.
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(Registrant)

Date: February 21, 2007
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By: /s/ Jules L. Fisher
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        Jules L. Fisher
        Vice President, Finance and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.        Description
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99.1               Press Release, dated February 21, 2007, issued by Possis
                   Medical, Inc.